4th Quarter 2022 Update January 24, 2023

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 4th Quarter 2022 Results Line of Business Updates Appendix 3 8 16 30 40 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 42 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview Highlights Asset-based lending Healthcare Services 89 banking centers 232 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended, 12/31/22. (1) Includes $13.3mm in PPP balances; (2) Includes $11.1B in managed assets and $4.0 B in Assets Under Administration for Private Wealth customers; (3) Includes assets in Fund Services, Corporate Trust and Healthcare Services; (4) UMB Bank, n.a. Capital Markets Division. 3

Business Model Our Diverse Foundation Commercial & Personal Banking Services 4Q’22 Revenue: $235.6 million. 4Q’22 Average Deposits: $20.6 billion Average loans: $2.8B (1) (2) Average deposits: $6.2B Retail deposit & lending services through 89 branches and online Private banking services Consumer mortgage AUM = $11.1B AUA = $4.0B Financial planning Investment management Trust & custody Estate planning Family office Business exit planning C&I lending Small business lending CRE & Construction lending Average loans: $17.0B (1) Average deposits: $14.4B Agribusiness Energy Practice finance Mezzanine debt & equity investments Commercial Private Wealth Institutional Banking Services 4Q’22 Revenue: $135.1 million. 4Q’22 Average Deposits: $10.8 billion Institutional Banking provides solutions for the entire marketplace; $395.0 billion in AUA. (3) Corporate Trust Bond trustee, paying agent & escrow services Institutional Custody Domestic & international custody services Fund Services Fund accounting, fund administration & transfer agency Specialty Trust & Agency Solutions Default workout & successor trustee services Aviation, ABS & loan agency services Capital Markets Division (4) Fixed income sales & trading Public finance Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings & benefit spending accounts Healthcare payment solutions Balances at, or for quarter ended, 12/31/22. (1) Loan balances exclude credit card and PPP loans; (2) Includes consumer loans plus residential real estate loans to retail and private banking clients; (3) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (4) Products and services offered through UMB Bank Capital Markets Division: NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Aviation Asset-based lending Beverage Treasury management Merchant payments Specialized Expertise: 4

An unwavering commitment to doing more for our customers. Beyond Financials Our Culture 5 Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation.

6 Beyond Financials Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate.

7 Beyond Financials Our Commitment to Corporate Citizenship Read our 2021 Corporate Citizenship Report at UMB.com/CorporateCitizenship UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $6.6 million in company donations and sponsorships in 2021, supporting underserved communities’ housing needs, small business efforts, education and emerging talent 1,000+ participants in our workplace giving campaign supporting qualified nonprofits with pledges of $526k Associates receive 16 hours of paid Volunteer Time Off (VTO) annually, and participants logged over 6,500 hours of volunteer time, despite the pandemic UMB Market, which helps children learn about healthy shopping on a budget, was the Financial Education winner in the American Bankers Association Community Commitment Awards Community Impact 74 UMB buildings use automated systems to conserve energy, with a goal to include all UMB properties by year-end 2023 More than 183k Kilowatt hours generated from solar panels Exterior lighting upgrades to LED saved more than 95k Kilowatt hours; committed to convert all locations by year-end 2023 Committed to paper reduction through digital opportunities and education programs Adapting technology to include rooftop gardens, geothermal energy and charging stations for electric cars Installed beehives at a Colorado branch to support the local honeybee population Effective governance practices preserve the confidence and trust of our stakeholders. 12-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 33% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2021, 34% of all UMB hires were people of color, 52% were women and 2% were veterans Diversity among leadership team – 8 of 16 members Inclusion & Diversity

Our Investment Thesis

9 Investment Thesis Our Opportunity Track record of relative outperformance in loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Runway for Growth Attractive deposit base Diverse funding sources Track record of strong deposit growth in challenging times Net interest income growth Above peer earning asset growth Balance sheet flexibility to lever up deposit base through deployment into high-quality earning assets Focus on returning value to shareholders Risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in all rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Solid capital and liquidity positions support growth objectives Higher common equity levels Attractive loan-to-deposit ratio provides flexibility Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 22 years with UMB Chief Credit Officer – 37 years with UMB

8% Balance Sheet Growth Across All Business Cycles 10 Average Loans Average Deposits Average annual balances in billions. 2.89% 2.10% 0.53% Annual Loan Growth 12% 19% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 25% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 11.0% 15 Year CAGR 12.0% (1) Excludes PPP balances for ’20 – ‘22; (2) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence. Peer group defined on slide 45. (1) Annual Deposit Growth

Differentiated Revenue Profile Multiple Sources of Growth 11 Net Interest Income Fee Income Provides Diversity Dollars in millions. 29% 55% 38% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 7.1% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) UMB traditional peers (15 banks) as of latest available annual period. Source: S&P Global Market Intelligence. 15 Year CAGR 9.5% 15 Year CAGR 4.4% Fee Income Growth $ 815.5 $731.2 $913.8 $303.0 $232.7 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9

Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets Loans / Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (4) (3) (2) (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) Non-GAAP measure. See reconciliation on slide 44; (3) As defined by S&P Global: “Cash, cash equiv. & investment securities/assets;” (4) Period-end balances. 12

Resilient Credit Metrics Through All Economic Environments 13 Net Charge-Offs / Average Loans Nonperforming Loans / Loans 15 Year Average 0.30% 15 Year Average 0.44% (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured banks. Source: FDIC. 0.21% 0.09%

Risk-Adjusted Returns Rowing Close to Shore 14 Return on Risk-Weighted Assets (1) UMB traditional peers (15 banks), data as of latest available annual period. Source: S&P Global Market Intelligence. Risk-Weighted Assets / Assets

Dividend Trends Sustained Growth 15 (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) Annualized 2023 full-year dividend assumes all 4 quarters are $0.38/share, consistent with first quarter 2023 dividend, declared in January 2023. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) +292.1% 2002 - 2022 (2) (2)

4th Quarter 2022 Financial Review

4Q 2022 Results At-A-Glance 4Q ’21 3Q ’22 4Q ’22 Linked-Quarter Commentary 17 Dollars in millions, except per share amounts. (1) Net gains/losses from mark-to-market valuations and any dispositions of equity investments. (2) Non-GAAP measure; reconciled on slide 43.

4Q 2022 Earnings Highlights 18 Operating PTPP Income (1) $187.1 $131.2 $134.1 $107.4 $119.4 Net Income $106.0 $137.6 $88.0 $100.2 $78.5 Dollars in millions, except per share amounts. (1) Operating pre-tax, pre-provision income. See reconciliation on slide 43; (2) Net gains/losses related to mark-to-market valuations and any disposition of shares in our equity investments.

Revenue Trends 19 Dollars in millions. Columns may not sum due to rounding differences. 4Q ’21 1Q ’22 2Q ’22 3Q ’22 4Q ‘22 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income 20 @ 3.28% $3.7B $1.5B $1.8B $6.8B $6.6B @ 2.83% @ 4.30% @ 0.83% @ 0.78% @ 1.27% @ 0.15% @ 0.19% @ 0.64% @ 1.60% Asset Yield and Liability Cost Trends Liquidity Trends Impact NIM $224.8 $245.2 $210.6 $210.4 18.8% 17.6% 10.5% 4.3% 5.1% $233.5 $2.1B @ 1.79% @ 1.30% 8.4% Pre- pandemic Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF %

Noninterest Income 21 Current Quarter Drivers Dollars in millions. (1) UMB traditional peers (15 banks), data as of latest available quarter. Source: S&P Global Market Intelligence. Noninterest income decreased $3.2mm, or 2.5%, vs. 3Q’22. Primary drivers: Reductions in market-related income, including a $2.3mm decrease in company-owned life insurance income, and an $885k decrease in derivative income, both included in other income. The decrease in COLI is offset by a similar decrease in deferred compensation expense; and A decrease of $508k in brokerage income, related to lower money market revenue share. Partially offset by increases in card services income and investment securities gains. $176.3 $128.7 $125.5 $118.8 $123.7 LQ Variance Included sale of Visa B shares Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

Noninterest Expense 22 Current Quarter Drivers Dollars in millions. Columns may not sum due to rounding differences. (1) See non-GAAP reconciliation on slide 43. Noninterest expense increased $6.4mm, or 2.8%, vs. 3Q’22. Primary drivers: An increase of $2.6mm in processing fees, largely software costs related to the ongoing modernization of core systems; +$2.1mm in additional marketing and business development expense, driven by increased advertising for various campaigns; +$1.8mm of increased charitable giving, offset by lower operating losses, included in other expense; +$558k of additional amortization expense, related to the acquisition of HSA deposits completed in 4Q’22; and $1.2mm in acquisition and severance expense compared to $354k in 3Q’22. (1) 4Q ’21 1Q ’22 2Q ’22 3Q ’22 4Q ‘22 Linked-Qtr. Variance $ ∆ % ∆

$16,693 $ 17,361 $ 18,318 $ 19,284 Diversified Loan Portfolio 23 Average balances in millions. $ 20,295 4Q ’21 3Q ’22 4Q ’22 Linked-Qtr. Variance $ ∆ % ∆ Loans by Region Kansas City 33% Colorado 19% Arizona 10% St. Louis 15% Greater MO 6% KS - 2% Texas 11% NE - 2% OK - 2%

Quarterly Loan Activity 24 (1) Payoffs and paydowns include C&I and CRE loans. 4Q ’21 1Q ’22 2Q ’22 3Q ’22 4Q ’22 (1) (1)

Strong Asset Quality Net Loan Charge-Offs Delinquencies Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Average & loans include PPP balances; (2) Delinquencies represent accruing loans > 30 days past due. 25 0.02%

Detailed Net Charge-Off History Historical Recent Trends (1) Loan categories updated in 2020 with adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. 26

High-Quality Investment Portfolio $8,093 $7,566 $6,999 $11,271 $11,278 $5,199 $5,785 $5,872 $1,195 $1,894 Available-for-Sale Held-to-Maturity Average balances - $ millions (1) Cash flow and purchase activity and HTM duration includes AFS and the portion of the HTM portfolio managed by the Corporate Treasury team; excludes industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy; net of purchases related to sales/trades. (3) Includes impact of ~$255mm pay-fixed receive-float swap portfolio with varying start dates. 27 Securities Portfolio Statistics & Activity (1)

Diversified Deposit Mix 28 $31,589 $31,374 $31,637 $32,580 Deposits by Line of Business Commercial Personal Institutional Commercial Banking 46% Consumer & Private Wealth 20% Capital Mkts. & Corp. Trust 11% Healthcare Services 8% Fund Services 6% Investor Solutions 9% 42% 40% 41% 43% 45% Average balances in millions. (1) Small business deposits were moved from consumer to commercial in 1Q ’22. $29,797 4Q ’21 3Q ’22 4Q ’22 Linked-Qtr. Variance $ ∆ % ∆ (1)

29 Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Ramp Scenario – Static Balance Sheet Shock Scenario – Static Balance Sheet 61% of total end-of-period loans, or $12.8B, are variable. 70% of total loans reprice within the next 12 months. Of variable loans: 38% tied to SOFR for next 12 months 29% - LIBOR (1) 29% - Prime 4% - other Loan Repricing (1) Loans tied to LIBOR are expected to migrate to the Secured Overnight Financing Rate index (“SOFR”) or other indices by 2Q ’23.

Line of Business Updates

Commercial Banking Commercial Capabilities 31 Middle Market 54% Investment Real Estate 27% Sm./Med Biz 5% Specialized Verticals 14% $17.0B Average balance for 4Q’22, excludes credit card. (1) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, ‘21; (2) ABA 2021, FDIC data. Commercial Lending Portfolio Average Balance & Composition

Commercial Banking C&I Lending 32 Commercial & Industrial Statistics C&I Industry Diversification (1) (2) Average loan size: $5.6 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Technology Materials & Commodities Manu-facturing Retail Healthcare Commercial Services Other (3) Agribusiness RE & Construction Finance & Insurance Energy-Related $9.5B 45.2% of total UMB loans (1) Includes C&I and leases; Industries as a percentage of C&I loans; (2) End-of-period balances; (4) Excludes PPP loans. (2) (4) Average Line Utilization Trends +28% YoY (4) (3) Other - 10% Food/Bev. Manufacturing Auto-related Entertainment/Recreation Consumer Services Apparel / Textiles Government/Education

Commercial Banking Commercial Real Estate 33 Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Total Investment CRE Portfolio Average Loan-to-Value: 59% Recourse: 85% Const. / Land Dev. 19% Owner-Occupied 28% Investment CRE 45% $7.6B Farmland 7% as of Dec. 31, 2022 1-4 Unit Residential Construction = 1% of total (2) Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Vacant Land Other (4) Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Investment CRE – 3 to 10-year term loans for property investors (1) Industries as a percentage of investment CRE and construction portfolio; (2) Excludes PPP loans; (3) Calculated using Tier 1 capital plus an adjusted ACL, per regulatory guidelines. Regulatory Concentrations Total non-farmland CRE / Total RBC: 168% Construction & Development Loans / Total RBC: 45% (3) $4.9B 23.1% of total UMB loans (4) Other Student Housing Residential Rental Healthcare Homebuilder for Sale Special Purpose Self-storage Manufactured Housing

Personal Banking Consumer 35 Strategic & Stable Source of Low-Cost Funds Diversified Products, Services & Engagement Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth. Metrics at, or for the quarter ended, 12/31/22. (1) Includes residential real estate and other consumer loans; (2) 2021 Net Promoter Score for 43 financial services companies - Medallia, Inc. New 1st Time Homebuyer Program with Down Payment Assistance 1,600+ Provided $2.9mm in down payment assistance to new homeowners Financial Education – powered by 12,921 4Q ‘22 page views for UMB Financial Education Center landing page 4Q ’22 Community Engagement & Sponsorships Applications YTD 8 Organizations engaged 12 Financial Education classes Growth engine for new customers and deepening existing relationships. Digital Banking Q4 2022 NPS Score 71.9 UMBF Industry Average (2) 51 Private Banking Strategically positioned for sales growth Retail Banking $55mm Consumer deposits via Mobile +9% YoY 27% of non-mortgage loan applications $20mm 11% of new retail deposit accounts Hybrid Service & Sales Model—provides channel of choice & drives customer satisfaction

Personal Banking Private Wealth Management 35 Composition as of 12/31/22. (1) Includes AUM and AUA. Personal Trust 22% Investment Advisory 39% Non-Managed AUA 26% IRAs 6% Brokerage 3% Other 4% Customer Assets Wealth Management Financial planning Discretionary investment management Investment research & education Brokerage services   Trust Management and Estate Planning Charitable foundation planning & administration Trustee & successor trustee services Personal custody, including self-directed IRAs Unique asset administration Fine art management Trust tax preparation   Family Wealth Management A multi-family office Strategic wealth solutions for ultra-high net worth families Business succession planning & continuity Direct private equity investments opportunities New Assets / Sales (1) $11.1B Managed Assets (AUM) $4.0B Non-Managed Assets (AUA) +61% Year-over-Year $639mm $694mm $836mm $1.4 B 2019 2020 2021 2022

Institutional Banking Fund Services & Institutional Custody 36 Best Interval Fund Administrator (1) Best Administrator – Technology (2) $352B $419B $407B $382B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian – 2021 & 2022 (4) $363B (1) With Intelligence ’19, ’20 & ‘22 Awards; (2) Hedgeweek U.S. Awards ’20, ‘21 & ’22; (3) PE Wire ’21 & ‘22; (4) HFM Services Awards ’21 & ’22; (4) Global Custodian Fund Admin Survey ’22.. Best Administrator – GPs w/assets <$30B (3)   Assets Under Administration Industry Leader in Client Service (4)   Registered Funds & Alternative Investments Institutional Custody

Institutional Banking Corp/Specialty Trust & Capital Markets 37 (1)Thomson Reuters municipal rankings, Sept. 2022; (2) Ranked by number of issues; (3) Debtwire – ranking ’21; (4) Green Street Advisors’ Asset-Based Alert – 2021. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $32B Assets Under Administration Paying Agent in U.S. (1) (2) #2 Municipal Trustee in U.S. (1) (2) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +16% Growth in New Business $ Volume YTD #1 Agent for Debtor-in-Possession financing (3) #7 Aviation & Asset-Based Securitization Trustee (4) TOP 10 Irish Office Growing presence in top aviation leasing market Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. $420,565,000 Electric System Revenue Bonds, Series 2022A & B Co-manager Omaha Public Power District, NE $46,358,000 Tarrant Co. Water Supply Revenue Bonds, Series 2022 Senior manager Trinity River Authority, TX Bexar County Health District, TX $293,710,000 Certificates of Obligation, Series 2022 Co-manager Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance Closed Deals +19% Year-over-Year

FDIC Sweep Assets Under Administration $64B Institutional Banking Investor Solutions & Healthcare Services 38 Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.5mm In HSA Assets & Deposits $3.1B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 4.1mm ~70mm ~ 5.3 mm accounts Recognized for Investment Quality (1) Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘21; (2) #7 by total accounts - Devenir Research Mid-Year ‘22. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program.

Payments Credit & Debit Card Products 39 $3,812 $3,708 $3,714 $3,723 4Q ’22 Card Spend $3.7B 23rd In U.S. Credit Card Purchase Volume (1) #23 $3,680 Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2021. Card Purchase Volume & Interchange Trends

Appendix

Governance Our Board of Directors 41 AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors

Forward-Looking Statements 42 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic, such as the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, and impacts related to or resulting from Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations 43 (unaudited, dollars in thousands except per share data) The following are non-GAAP measures used by from time to time. To the extent a non-GAAP measure is used during this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, and COVID-19 related expense. Operating PTPP-FTE for the relevant period is defined as GAAP net interest income on a fully tax equivalent basis plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense and COVID-19 related expense. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Operating Pre-Tax, Pre-Provision Income

Non-GAAP Reconciliations 44 Tangible Common Equity Ratio (unaudited, dollars in thousands)

45 Our Peer Group UMB Financial Corporation 1010 Grand Boulevard Kansas City, MO 64106 UMBFInvestorRelations@umb.com